IVY VARIABLE INSURANCE PORTFOLIOS

Macquarie VIP Value Series (formerly, Delaware Ivy VIP Value Series)
 (the “Series”)

Supplement to the Series’ Service Class Statutory Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2024, as amended
Effective immediately, the following replaces the information in the section of the Series’ statutory prospectus entitled “Series summary — Who manages the Series? — Investment manager”:

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Nikhil G. Lalvani, CFA	Managing Director, Head of US Large Cap Value Equity	December 2022
Erin Ksenak	Managing Director, Portfolio Manager - US Large Cap Value Equity	December 2022
Vincent Celentano, CFA	Senior Vice President, Portfolio Manager - US Large Cap Value Equity	February 2025

Effective immediately, the following replaces the section of the Series’ statutory prospectus entitled “Who manages the Series — Portfolio managers — Macquarie VIP Value Series”:
Nikhil G. Lalvani, Erin Ksenak and Vincent Celentano are primarily responsible for the day-to-day portfolio management of the Series.
Effective immediately, in the section entitled “Who manages the Series — Portfolio managers,” all references to Kristen Bartholdson are removed and the following information is added:
Vincent Celentano
Senior Vice President, Portfolio Manager - US Large Cap Value Equity
• Joined Macquarie in 2018
• Based in Philadelphia
Vincent is a Portfolio Manager for the firm’s US Large Cap Value Equity Team at Macquarie Asset Management (MAM), a role he assumed in February 2025. Previously, he had been an Associate Portfolio Manager on the team since December 2020. Prior to joining Macquarie as an Equity Analyst for the firm’s US Large Cap Value Equity Team, he worked at Raymond James from December 2013 to September 2018 as a Senior Equity Research Associate, covering technology, media, and telecommunications companies, leaving the firm as Lead Research Associate. Before that, he worked at SMB Capital as an Equity Trader. Vincent received a Bachelor of Business Administration in finance and accounting, with distinction, from Emory University. He holds the Chartered Financial Analyst® designation, and he is a member of the CFA Institute.
Effective immediately, all references to Kristen E. Bartholdson in the SAI are removed and the following information as of January 31, 2025 is added to the section of the Series’ SAI entitled “Portfolio Managers — Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Vincent Celentano
Registered investment companies:	0	$0	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

Effective immediately, the following replaces the information in the section of the Series’ SAI entitled “Portfolio Managers — Compensation Structure — Bonus – Bartholdson, Ksenak, Lalvani”:

Bonus – Celentano, Ksenak, Lalvani. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the products. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. (“Morningstar”) peer groups and the performance of institutional composites relative to the appropriate indices. Three and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a series or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2025.